UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported): March 3, 2006

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      Delaware                    001-32320                  43-1883836
  (State or Other                (Commission                (IRS Employer
  Jurisdiction of                File Number)             Identification No.)
   Incorporation)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       1954 Innerbelt Business Center Drive
               St. Louis, Missouri                             63114
     ----------------------------------------              --------------
     (Address of Principal Executive Offices)                 Zip Code
--------------------------------------------------------------------------------

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.
--------------------------------------

     On March 3, 2006, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing that its wholly-owned subsidiary, Build-A-Bear Workshop UK Holdings, Ltd., had signed a definitive agreement to buy The Bear Factory, a United Kingdom-based stuffed animal retailer owned by Hamleys, Ltd., and Amsbra, Ltd., the Company's franchisee in the U.K. The all-cash transaction is valued at approximately $41.4 million ((pound)23.6 million) and is expected to close late in the first quarter or early in the second quarter of fiscal 2006. The closing is subject to the completion of U.K. regulatory clearance. In addition, in connection with the announced transaction, the Company stated that the transaction will reduce its previously announced fiscal 2006 earnings per diluted share guidance of $1.57 to $1.63 by $0.10 to $0.13. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. This description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

     The information contained in this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01   Financial Statements and Exhibits.
----------------------------------------------

(d)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated March 3, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BUILD-A-BEAR WORKSHOP, INC.


Date: March 3, 2006                       By:  /s/ Tina Klocke
                                               ------------------------------
                                               Name:  Tina Klocke
                                               Title: Chief Financial Bear,
                                                      Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated March 3, 2006